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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 2002





                           BIOTRANSPLANT INCORPORATED

             (Exact name of registrant as specified in its charter)



           DELAWARE                      000-28324                04-3119555
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
          incorporation)                                     Identification No.)


     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                            02129
---------------------------------        -----------------------------
 (Address of principal executive                   (Zip Code)
              offices)

       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
                 ---------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On December 4, 2002, BioTransplant Incorporated issued a press release announcing that it has agreed with Gambro BCT to terminate the companies' distribution agreement for the EligixTM HDM Cell Separation Systems. See the press release attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         See Exhibit Index attached hereto.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 4, 2002                  BIOTRANSPLANT INCORPORATED

                                     By: /s/ DONALD B. HAWTHORNE
                                         --------------------------
                                         Donald B. Hawthorne
                                         President and Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                         EXHIBIT

Exhibit 99.1                        Press Release dated December 4, 2002